EXHIBIT 10.18

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT, DATED AS OF NOVEMBER 30, 2000, BETWEEN TELEMUNDO NETWORK GROUP LLC, TELEMUNDO COMMUNICATIONS GROUP, INC. AND ALAN SOKOL

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                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this "Amendment") dated as of November 30, 2000, between TELEMUNDO NETWORK GROUP LLC, a Delaware limited liability company (the "Company"), TELEMUNDO COMMUNICATIONS GROUP, INC., a Delaware corporation ("Telemundo Communications") and ALAN SOKOL ("Employee").

         WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated as of August 12, 1998, as amended by Amendment No. 1 to Employment Agreement dated as of September 17, 1999 (collectively, the "Agreement").

         WHEREAS, concurrent with the execution and delivery of this Amendment, Liberty Media Corporation and SPE Mundo Investment Inc., a wholly owned subsidiary of Sony Pictures Entertainment Inc., each are transferring a portion of their respective interests in the Company to Telemundo Communications, solely in exchange for equity interests in Telemundo Communications.

         WHEREAS, the Company, Telemundo Communications and Employee wish to amend the Agreement by this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

1. All terms used herein but not defined shall have the meanings given in the Agreement.

2. Employee hereby consents to the assignment of the Agreement and of his services to be performed under the Agreement by the Company to Telemundo Communications and Telemundo Communications assumes all obligations and duties under the Agreement and the Company is released of any and all further obligations or liabilities under the Agreement.

3. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

         DUTIES AND PRIVILEGES. During the Employment Period, Employee shall serve as Chief Operating Officer of Telemundo Communications Group, Inc.; be responsible to and report to the Chief Executive Officer of Telemundo Communications Group, Inc.; perform such services consistent with Employee's position hereunder as the Chief Executive Officer may from time to time require; devote Employee's entire business time, ability and energy exclusive to the performance of Employee's duties hereunder; and use Employee's best efforts to advance the interests and businesses of Telemundo Communications Group, Inc., its divisions and subsidiaries. As Chief Operating Officer, Employee shall be responsible for, among other things, the day-to-day management of legal and business affairs, finance, technical operations, human resources, administration and affiliate relations. Such duties may be modified from time to time by the Chief Executive Officer of Telemundo Communications Group, Inc. provided Employee's duties, as so modified, are consistent with Employee's position hereunder. Employee

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         shall perform his duties at the offices of Telemundo Communications
         Group, Inc. located in Miami, Florida.

4. Pursuant to the provisions of Section 1 of the Agreement, the Company hereby exercises its option to extend the Employment Period for two additional years ending on June 30, 2003.

5. Except as expressly modified herein, all of the terms of the Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed on their behalf as of the date first above written.


                                          TELEMUNDO NETWORK GROUP LLC

                                          By: /s/ James M. McNamara
                                             -----------------------------------


                                          TELEMUNDO COMMUNICATIONS GROUP, INC.

                                          By: /s/ James M. McNamara
                                             -----------------------------------

                                              /s/ Alan Sokol
                                             -----------------------------------
                                                         Alan Sokol


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